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                                                                    EXHIBIT 23.1

                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-52446) pertaining to the POZEN Inc. 2000 Equity Compensation Plan and Stock Option Plan of POZEN Inc. of our report dated February 2, 2001, with respect to the financial statements of POZEN Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2000.


Raleigh, North Carolina
March 21, 2001